UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 8, 2013

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)           The Annual Meeting of Stockholders of Ralph Lauren Corporation (the “Company”) was held on August 8, 2013.

(b)           The shareholders (i) elected all of the Company’s nominees for director to serve until the Company’s 2014 Annual Meeting of Stockholders, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 29, 2014, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices and (iv) approved the amended and restated 2010 Long-Term Stock Incentive Plan to (x) increase the maximum number of shares of the Company’s Class A common stock, $0.01 par value, available for award grants under the 2010 Long-Term Stock Incentive Plan from 4,362,518 shares to 6,062,518 shares and (y) re-approve the material terms of the performance goals under the 2010 Long-Term Stock Incentive Plan to extend the period for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

1.	Election of Directors:

Each person duly elected as a director received the number of votes indicated beside his or her name below.  Class A directors are elected by the holders of Class A common stock and Class B directors are elected by holders of Class B common stock.  Except for the election of directors, the Class A common stock and Class B common stock vote together as a single class on all matters presented for the consideration of our stockholders.  Each owner of record of Class A common stock on the record date is entitled to one vote for each share. Each owner of record of Class B common stock on the record date is entitled to ten votes for each share.

Class A Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Frank A. Bennack, Jr.	49,439,369	2,073,293	1,857,592
Joel L. Fleishman	47,290,477	4,222,185	1,857,592
Hubert Joly	50,363,035	1,149,627	1,857,592
Steven P. Murphy	50,368,384	1,144,278	1,857,592

Class B Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Ralph Lauren	298,812,760	0	0
Roger N. Farah	298,812,760	0	0
Jackwyn L. Nemerov	298,812,760	0	0
David Lauren	298,812,760	0	0
John R. Alchin	298,812,760	0	0
Arnold H. Aronson	298,812,760	0	0
Dr. Joyce F. Brown	298,812,760	0	0
Judith A. McHale	298,812,760	0	0
Robert C. Wright	298,812,760	0	0

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 29, 2014.

	Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 29, 2014.	350,990,097	1,115,927	76,990	N/A

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices.

	Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
Approval, on an advisory basis, of the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices.	341,997,670	8,263,465	64,287	1,857,592

4.	Approval of the Company’s amended and restated 2010 Long-Term Stock Incentive Plan.

	Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
Approval of the Company’s amended and restated 2010 Long-Term Stock Incentive Plan.	347,606,201	2,678,760	40,461	1,857,592

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: August 12, 2013	By:	/s/ Christopher H. Peterson
		Name:	Christopher H. Peterson
		Title:	Senior Vice President and Chief Financial Officer